UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 +1 (646) 654-5000	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom +1 (646) 654-5000
(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value €0.07 per share	NLSN	New York Stock Exchange

Item 7.01	Regulation FD Disclosure.

Launch of Senior Notes Offering

On September 9, 2020, Nielsen Holdings plc (“Nielsen”) issued a press release announcing that its indirect wholly owned subsidiaries, Nielsen Finance LLC and Nielsen Finance Co. (the “Issuers”), proposed to offer, through a private placement, $500 million aggregate principal amount of senior notes due 2028 and $500 million aggregate principal amount of senior notes due 2030 (collectively, the “Notes”) in a private offering (the “Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Redemption of 2021 Notes and 2022 Notes

On October 9, 2020 (the “Partial Redemption Date”), Nielsen expects to redeem (i) $275 million of the $425 million outstanding aggregate principal amount of the 5.500% senior notes due 2021 (the “2021 Notes”) issued by its wholly owned subsidiary, The Nielsen Company (Luxembourg) S.à r.l., pursuant to that certain Indenture, dated as of September 27, 2013, between The Nielsen Company (Luxembourg) S.à r.l., the guarantors from time to time party thereto and Deutsche Bank Trust Company Americas, as trustee, at a redemption price equal to 100% of the aggregate principal amount of such 2021 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Partial Redemption Date and (ii) $725 million of the $2,300 million outstanding aggregate principal amount of its 5.000% senior notes due 2022 (the “2022 Notes” and the amount of the 2022 Notes to be redeemed, together with the amount of the 2021 Notes to be redeemed, the “Redeemed Notes”) issued by the Issuers pursuant to that certain Indenture, dated as of April 11, 2014, between the Issuers, the guarantors from time to time party thereto and Delaware Trust Company (formerly known as the Law Debenture Trust Company of New York), as trustee, at a redemption price equal to 100% of the aggregate principal amount of such 2022 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Partial Redemption Date. The partial redemption of the Redeemed Notes is expected to result in $150 million aggregate principal amount of 2021 Notes and $1,575 million aggregate principal amount of 2022 Notes remaining outstanding. The redemption is conditioned on the completion of the Offering and the receipt of at least $1,000 million in gross proceeds therefrom.

On September 9, 2020, Nielsen issued a press release announcing the launch of the Offering and the delivery of conditional notices of redemption to partially redeem the 2021 Notes and the 2022 Notes, as applicable. The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference solely for purposes of this Item 7.01.

Unaudited Pro Forma Financial Information

In connection with the Offering and Nielsen’s previously announced plan to spin-off its Global Connect business, Nielsen is disclosing certain unaudited pro forma financial information. This unaudited pro forma financial information is furnished herewith as Exhibit 99.2 and is incorporated herein by reference solely for purposes of this Item 7.01.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those relating to the Offering and the redemptions of the 2021 Notes or the 2022 Notes, as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen’s business, the capital markets generally and whether the Issuers will consummate the Offering or the redemptions, the anticipated use of proceeds, Nielsen’s plan to spin-off Nielsen Global Connect, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for U.S. federal income tax purposes (including whether or not an IRS ruling will be obtained), potential dis-synergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission, as well as the registration statement on Form 10 filed by Nielsen SpinCo B.V. with the Securities and Exchange Commission in connection with the spin-off transaction. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this Current Report on Form 8-K, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits (furnished solely for purposes of Item 7.01 of this Form 8-K).

Exhibit No.	Description

Exhibit 99.1	Press Release, dated September 9, 2020.

Exhibit 99.2	Unaudited Pro Forma Financial Information.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2020

NIELSEN HOLDINGS PLC

By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary